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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



              Date of Report (Date of the earliest event reported)
                                November 28, 2000


                       PLAY BY PLAY TOYS & NOVELTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                Texas                     0-26374                 74-2623760
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)


                                  4400 Tejasco
                            San Antonio, Texas 78218
              (Address of principal executive offices and zip code)


                                 (210) 829-4666
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

      On November 29, 2000, Play By Play Toys & Novelties, Inc. (the "Company") announced that Richard R. Neitz, who joined the Company in October 1999 as President of the Retail Products Division, was promoted to President and Chief Operating Officer. Mr. Neitz fills a position previously held by Raymond G. Braun, who left the Company to pursue other interests. Mr. Braun has also resigned as a member of the Company's Board of Directors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    99.2 Press Release dated November 29, 2000 by Play By Play Toys & Novelties, Inc. regarding the appointment of Richard R. Neitz as President and Chief Operating Officer.

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                                INDEX TO EXHIBITS


NUMBER                         DESCRIPTION OF EXHIBITS
------  ------------------------------------------------------------------------

99.2* Press Release dated November 29, 2000 by Play By Play Toys & Novelties, Inc. regarding the appointment of Richard R. Neitz as President and Chief Operating Officer.



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* Included herewith

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 12th day of December 2000.


                                   PLAY BY PLAY TOYS & NOVELTIES, INC.

                                   By: /s/ JOE M. GUERRA
                                           Joe M. Guerra
                                           CHIEF FINANCIAL OFFICER AND TREASURER

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